UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 28, 2006

                           Sound Federal Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                       000-24811                22-3887679
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(State or other jurisdiction        (SEC File Number)        (I.R.S. Employer
     of incorporation)                                       Identification No.)

        1311 Mamaroneck Avenue, Suite 190, White Plains, New York, 10605
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 914-761-3636

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                           CURRENT REPORT ON FORM 8-K

Item 2.02 Results of Operations and Financial Condition

      Sound Federal Bancorp, Inc. (Nasdaq: "SFFS") announced its March 31, 2006 financial results. The press release is included as an exhibit.

Item 9.01 Exhibits

99.1 Press release of Sound Federal Bancorp, Inc., dated April 28, 2006.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             Sound Federal Bancorp, Inc.

DATE: April 28, 2006                         By: /s/ Anthony J. Fabiano
                                                 -------------------------------
                                                 Anthony J. Fabiano
                                                 Chief Financial Officer

EXHIBIT INDEX

99.1 Press release of Sound Federal Bancorp, Inc., dated April 28, 2006

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